    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 29, 2002

                                                     REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                   FORM S-11
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------

                 CORPORATE PROPERTY ASSOCIATES 15 INCORPORATED
      (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS GOVERNING INSTRUMENT)

                              50 ROCKEFELLER PLAZA
                            NEW YORK, NEW YORK 10020
                                 (212) 492-1100
   (ADDRESS INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                    REGISTRANTS PRINCIPAL EXECUTIVE OFFICES)
                             ---------------------

                                 WM. POLK CAREY
                 CORPORATE PROPERTY ASSOCIATES 15 INCORPORATED
                              50 ROCKEFELLER PLAZA
                            NEW YORK, NEW YORK 10020
                                 (212) 492-1100
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                             ---------------------
                                    COPY TO:

                          MICHAEL B. POLLACK, ESQUIRE
                                 REED SMITH LLP
                   2500 ONE LIBERTY PLACE, 1650 MARKET STREET
                        PHILADELPHIA, PENNSYLVANIA 19103
                             ---------------------
    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] File No. 333-58854.

    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
---------------.

    If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
---------------.

    If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]

    Pursuant to Rule 429 under the Securities Act the prospectus relates to registration statement No. 333-58854.

                        CALCULATION OF REGISTRATION FEE
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
                               TITLE OF SECURITIES   AMOUNT BEING   PRICE PER     AGGREGATE           AMOUNT OF
                                BEING REGISTERED      REGISTERED      SHARE     OFFERING PRICE    REGISTRATION FEE
--------------------------------------------------------------------------------------------------------------------
Maximum......................     Common stock        10,000,000     $10.00      $100,000,000          $9,200
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-11 and has duly caused registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, state of New York, on October 29, 2002.

                                     CORPORATE PROPERTY ASSOCIATES 15
                                       INCORPORATED

                                     By:
                                      ------------------------------------------
                                         Susan C. Hyde
                                         Senior Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Wm. Polk Carey       Chairman of the Board and Director                                 *
                     (Principal Executive Officer)             ---------------------------------------------------
                                                                                  Wm. P. Carey
                                                                                October 29, 2002

Ralph F. Verni       Independent Director of the Registrant                             *
                                                               ---------------------------------------------------
                                                                                 Ralph F. Verni
                                                                                October 29, 2002

Warren G. Wintrub    Independent Director of the Registrant                             *
                                                               ---------------------------------------------------
                                                                                Warren G. Wintrub
                                                                                October 29, 2002

Elizabeth P. Munson  Independent Director of the Registrant                  /s/ ELIZABETH P. MUNSON
                                                               ---------------------------------------------------
                                                                               Elizabeth P. Munson
                                                                                October 29, 2002

Francis X. Diebold   Independent Director of the Registrant                  /s/ FRANCIS X. DIEBOLD
                                                               ---------------------------------------------------
                                                                               Francis X. Diebold
                                                                                October 29, 2002

John J. Park         Managing Director and Chief Financial                              *
                     Officer                                   ---------------------------------------------------
                                                                                  John J. Park
                                                                                October 29, 2002

Claude Fernandez     Managing Director and Chief Accounting                             *
                     Officer                                   ---------------------------------------------------
                                                                                Claude Fernandez
                                                                                October 29, 2002

* By her signature set forth below, the undersigned, pursuant to duly authorized powers of attorney filed with the Securities and Exchange Commission, has signed this registration statement on behalf of the persons indicated.

             ------------------------------------------------------
                                 Susan C. Hyde
                                Attorney-in-Fact
                             Date: October 29, 2002

                                 EXHIBIT INDEX

EXHIBIT NO.                             EXHIBIT
-----------                             -------
   5.1        Opinion of Reed Smith LLP as to legality of securities
              issued.(1)
  23.1        Consent of PricewaterhouseCoopers LLP.(1)
  24.1        Power of Attorney.(2)

---------------
(1) Filed herewith.

(2) Previously filed on Pre-effective Amendment No. 1 on Form S-11 (Reg. No. 333-58584) filed November 1, 2001